2. MANAGEMENT'S PLANS REGARDING FUTURE OPERATIONS AND LIQUIDITY	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
2. MANAGEMENT'S PLANS REGARDING FUTURE OPERATIONS AND LIQUIDITY

The Company has incurred significant losses from operations during the years ended December 31, 2013 and 2012, and on a consolidated basis has an accumulated deficit of $115,861,062 and $50,141,101 for the years then ended. The Company’s ability to continue its operations and to pay its obligations when they become due is contingent upon obtaining additional financing and generating positive cash flows from its operations. Management’s plans include the procurement of additional funds through debt and the issuances of equity instruments and the increase in operating cash flows from revenues generated as part of various new venues expected to begin operating in the fourth quarter of 2014 and further into 2015.